(i) Based on their evaluation of the
  Registrant's Disclosure Controls
  and Procedures as of a date within
  90 days of the Filing Date, the
  Registrant's President and
  Treasurer/CFO have determined
  that the DisclosureControls and
  Procedures (as defined in Rule
  30a-2(c) under the Act) are
  designed to ensure that information
  required to be disclosed by the
  Registrant is recorded, processed,
  summarized and reported by the
  filing Date, and that information
  required to be disclosed in the
  report is communicated to the
  Registrant's management, as
  appropriate, to allow timely
  decisions regarding required
  disclosure.

  (ii) There were no significant
  changes in the Registrant's internal
  controls or in other factors that
  could significantly affect these
  controls subsequent to the date of
  their evaluation, and there were no
  corrective actions with regard to
  significant deficiencies and
  material weaknesses.

  (iii) Certification of principal
  executive officer (see attached)
  and Certification of principal
  financial officer (see attached).

            Exhibit A
  FORM N-SAR
  CERTIFICATION

  I, Eric Banhazl, certify that:

     1.     I have reviewed this report on
     Form N-SAR of Investec
     Funds;
     2.     Based on my knowledge, this
     report does not contain any
     untrue statement of a material
     fact or omit to state a material
     fact necessary to make the
     statements made, in light of the
     circumstances under which
     such statements were made,
     not misleading with respect to
     the period covered by this
     report;
     3.     Based on my knowledge, the
     financial information included
     in this report, and the financial
     statements on which the
     financial information is based,
     fairly present in all material
     respects the financial
     condition, results of
     operations, changes in net
     assets, and cash flows (if the
     financial statements are
     required to include a statement
     of cash flows) of the registrant
     as of, and for, the periods
     presented in this report;
     4.     The registrant's other certifying
     officers and I are responsible
     for establishing and
     maintaining disclosure controls
     and procedures (as defined in
     rule 30a-2(c) under the
     Investment Company Act) for
     the registrant and have:
          a)     designed such
          disclosure controls and
          procedures to ensure
          that material
          information relating to
          the registrant,
          including its
          consolidated
          subsidiaries, is made
          known to us by others
          within those entities,
          particularly during the
          period in which this
          report is being
          prepared;
          b)     evaluated the
          effectiveness of the
          registrant's disclosure
          controls and
          procedures as of a date
          within 90 days prior to
          the filing date of this
          report (the "Evaluation
          Date"); and
          c)     presented in this report
          our conclusions about
          the effectiveness of the
          disclosure controls and
          procedures based on
          our evaluation as of
          the Evaluation Date;
     4.     The registrant's other certifying
     officers and I have disclosed,
     based on our most recent
     evaluation, to the registrant's
     auditors and the audit
     committee of the registrant's
     board of directors (or persons
     performing the equivalent
     functions):
          a)     all significant
          deficiencies in the
          design or operation of
          internal controls which
          could adversely affect
          the registrant's ability
          to record, process,
          summarize, and report
          financial data and have
          identified for the
          registrant's auditors
          any material
          weaknesses in internal
          controls; and
          b)     any fraud, whether or
          not material, that
          involves management
          or other employees
          who have a significant
          role in the registrant's
          internal controls; and
     3.     The registrant's other certifying
     officers and I have indicated in
     this report whether or not there
     were significant changes in
     internal controls or in other
     factors that could significantly
     affect internal controls
     subsequent to the date of our
     most recent evaluation,
     including any corrective
     actions with regard to
     significant deficiencies and
     material weaknesses.

  Date: 2/28/03

   /s/ Eric Banhazl
     Eric Banhazl
      Treasurer